UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2020

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On August 3, 2020, Pacific Biosciences of California, Inc. announced its financial results for its second fiscal quarter ended June 30, 2020. A copy of the press release containing the announcement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information, as well as Exhibit 99.1, is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 31, 2020, the Board of Directors of Pacific Biosciences of California, Inc. (the “Company”) appointed Ben Gong to the role of interim Chief Financial Officer and designated him as the Company’s principal financial officer, effective August 8, 2020. Mr. Gong will replace Susan K. Barnes who will retire as the Company’s Executive Vice President, Chief Financial Officer and principal financial officer on August 7, 2020.

Mr. Gong, age 55, was previously the Company’s Vice President of Finance and Treasurer since May 2010. Prior to joining the Company, Mr. Gong served as the interim Chief Financial Officer at Intuitive Surgical, Inc. from November 2005 to March 2006, Vice President of Finance from 2003 to 2010, and as the Corporate Controller from 1997 to 2003. From 1994 to 1997, Mr. Gong held various finance roles including Division Controller at VLSI Technology. Mr. Gong also previously served as a Cost Accounting Manager at Sun Microsystems and as a Management Consultant at Ernst & Young. Mr. Gong holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from the University of California, Berkeley Haas School of Business.

There is no arrangement or understanding between Mr. Gong and any other persons pursuant to which Mr. Gong was selected as interim Chief Financial Officer. There are no family relationships between Mr. Gong and any director or executive officer of the Company, and no transactions involving Mr. Gong that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

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(d)	Exhibits.

99.1	Press Release dated August 3, 2020 titled “Pacific Biosciences of California, Inc. Announces Second Quarter 2020 Financial Results” (furnished and not filed herewith solely pursuant to Item 2.02).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Pacific Biosciences of California, Inc.

By:	/s/ Eric E. Schaefer
Eric E. Schaefer Vice President and Chief Accounting Officer

Date: August 3, 2020